UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 29, 2020

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 29, 2020, Natural Gas Services Group, Inc. (the “Company,” “we,” “our,” or “us”) announced that its Board has approved the postponement of the Company’s Annual Meeting to on or about August 13, 2020. The time and location of the Annual Meeting, including the possibility that the meeting will be held live via the internet, will be set forth in the notice to shareholders.

Due to public health concerns regarding COVID-19 and government-recommended and required limits on gatherings and events, the Board has determined that it would be in the best interest of the shareholders to postpone the Annual Meeting. The Company’s top priority is to protect the health and safety of its stockholders, employees and the community. The Company will continue to monitor developments regarding COVID-19.

The Company is relying on the order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 in SEC Release No. 34-88465 pursuant to the SEC’s authority under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from certain provisions of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies, subject to certain conditions, to delay the filing of the definitive proxy statement for its 2020 annual meeting of shareholders (the “Proxy Statement”), including information required by Part III of Form 10-K that is to be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Part III Information”). The Company is in the process of working on a remote basis to file the Proxy Statement, including the Part III Information, as quickly as possible. Notwithstanding the foregoing, the Company expects to file the Proxy Statement, including the Part III Information, no later than June 12, 2020 (which is approximately 45 days from the Proxy Statement’s original filing deadline of April 29, 2020).

Since early March, we have been following the recommendations of state and local health authorities to minimize the COVID-19 exposure risk for our corporate team members, including restricting access to our physical offices. These conditions have caused disruptions to the Company’s operations requiring key personnel to devote considerable time and resources to respond to the emerging impacts to its business, which limits their availability to complete the reports in a timely manner and to thoroughly evaluate the subsequent events related to COVID-19. The Company’s office closures and remote work plan have resulted in a delay in the completion of our Proxy Statement process.

Please read Item 1A, Risk Factors and other disclosures regarding COVID-19 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	April 29, 2020
		By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer